Morgan Stanley Dean Witter California Tax-Free           Two World Trade Center,
Daily Income Trust                                      New York, New York 10048

Letter to the Shareholders June 30, 2000

DEAR SHAREHOLDER:

The U.S. economic expansion stayed on course during the six-month period ended June 30, 2000. Real personal consumption accelerated and unemployment reached a 30-year low. At the same time, a surge in oil prices heightened the risk of inflation. In response, the Federal Reserve Board took added steps toward a more restrictive monetary policy. The Fed raised the federal funds rate target three times, by a total of 100 basis points, since February 2000, bringing the rate to a nine-year high of 6.50 percent.

MUNICIPAL MONEY MARKET OVERVIEW

The rise in tax-free money market yields continued over the first half of 2000, though at a slower pace than during the latter half of 1999. Yields for both variable-rate and fixed-rate municipal money market instruments increased by some 50 basis points on average from the previous six-month period. However, the movement of yields was subject to the usual fluctuations stemming from seasonal changes in the direction of cash flows. The trend toward higher interest rates was interrupted in early January when heavy demand from new cash in the market caused rates to drop temporarily. The rise in yields resumed when demand subsided later in the month. Another marked departure from the measured pace toward higher yields occurred in conjunction with the tax-payment season, lasting from late April into early May, when yields took an exaggerated spike upward.

The Bond Buyer One Year Note Index, a benchmark indicator for the longest maturities in the tax-free money market sector, dropped modestly from 3.97 percent to 3.91 percent, its low for the first half of the year, during the first week of January. The Index moved upward moderately to a level of 4.10 percent in mid April but then rose more than 50 basis points over the next several weeks to a high of 4.64 percent in mid May. The Index settled down again over the balance of the second quarter to end June at 4.29 percent for a net increase of 32 basis points over the

Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
Letter to the Shareholders June 30, 2000, continued


six-month period. Over the 12-month period beginning in June 1999, when the Federal Reserve Board first embarked on a less accommodative monetary policy, the Index increased by 90 basis points, from 3.39 percent to 4.29 percent.

Although yields for daily and weekly variable rate demand obligations (VRDOs) also rose, their yield swings were much more pronounced because these instruments are the ones utilized most frequently to meet changing cash flows. Weekly VRDO yields moved over a range of nearly 300 basis points during the six-month period, from a low of 2.95 percent in early January to a high of 5.85 percent in early May. In a year-over-year comparison, the average yield for weekly VRDOs rose from 3.30 percent in June 1999 to 4.40 percent in June 2000.

PORTFOLIO MANAGEMENT AND PERFORMANCE

Morgan Stanley Dean Witter California Tax-Free Daily Income Trust's annualized net investment income was 2.62 percent for the six-month period ended June 30, 2000. The Fund's 30-day moving average yield was 3.08 percent as of June 30, 2000.

On June 30, the Fund's net assets totaled $273 million with 68 percent of the Fund's portfolio invested in VRDOs. California tax-exempt commercial paper and municipal notes, the two other types of securities utilized in the portfolio, accounted for 24 percent and 8 percent of the portfolio, respectively. Portfolio holdings are continuously reviewed to maintain or improve creditworthiness. Particular effort is devoted to monitoring the credit quality of institutions that provide credit enhancement and liquidity facilities for our investments.

At the end of June the Fund's average maturity was 38 days, up from 37 days at the end of December. The Fund's average maturity is typically extended at midyear with the purchase of newly issued one-year tax and revenue anticipation notes (TRANs). However, our investments in TRANs were made more selectively this year. Healthy municipal government balance sheets reduced the available supply of cash flow notes. At the same time, a bias toward higher short-term interest rates made commitments to longer fixed-rate notes less desirable.

LOOKING AHEAD

We expect the Federal Reserve Board to maintain its vigilant stance in its efforts to contain inflation. Additional increases in short-term interest rates remain a possibility if the central bank feels that economic momentum is not slowing sufficiently. In this climate the Fund's average maturity is expected to remain within a short to moderate range.

Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
Letter to the Shareholders June 30, 2000, continued


We appreciate your ongoing support of Morgan Stanley Dean Witter California Tax-Free Daily Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo                   /s/ Mitchell M. Merin
--------------------------                   ----------------------
CHARLES A. FIUMEFREDDO                       MITCHELL M. MERIN
Chairman of the Board                        President

Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
Portfolio of Investments June 30, 2000 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                                COUPON       DEMAND
 THOUSANDS                                                                                 RATE+        DATE*         VALUE
--------------------------------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT SHORT-TERM VARIABLE RATE MUNICIPAL OBLIGATIONS (70.3%)
  $ 4,000   ABAG Finance Authority for Nonprofit Corporations, Episcopal Homes
              Foundation Ser 2000 COPs ................................................... 4.40%      07/10/00    $  4,000,000
    4,525   Alameda-Contra Costa Schools Financing Authority, Capital Improvements
              Ser F COPs ................................................................. 4.40       07/10/00       4,525,000
            California Educational Facilities Authority,
   10,300     California Institute of Technology Ser 1994 ................................ 4.30       07/10/00      10,300,000
    8,275     Stanford University Ser L-2 ................................................ 4.30       07/10/00       8,275,000
            California Health Facilities Financing Authority,
    9,000     Adventist Health System/West 1998 Ser B (MBIA) ............................. 4.00       07/03/00       9,000,000
    8,000     Memorial Health Services 1994 Ser** ........................................ 4.40       07/10/00       8,000,000
    1,705     St Joseph Health System Ser 1985A .......................................... 4.15       07/03/00       1,705,000
            California Pollution Control Financing Authority,
    1,175     Chevron USA Inc Ser 1983 ................................................... 3.80       11/15/00       1,175,165
    5,000     Chevron USA Inc Ser 1984B .................................................. 4.25       06/15/01       5,000,692
    5,400     Pacific Gas & Electric Co 1996 Ser F & 1997 Ser A .......................... 4.00       07/03/00       5,400,000
   10,000   California Public Capital Improvements Financing Authority, Pooled
              Ser 1988 C ................................................................. 4.00       09/15/00      10,000,000
            California Statewide Communities Development Authority,
    3,025     House Ear Institute 1993 Ser A COPs ........................................ 4.00       07/03/00       3,025,000
    5,000     St Joseph Health System COPs ............................................... 4.35       07/10/00       5,000,000
    5,000   Eastern Municipal Water District, Water & Sewer Ser 1993B COPs (FGIC) ........ 4.25       07/10/00       5,000,000
    2,900   Irvine, Assessment District No. 87-8 Improvement Bond Act 1915 ............... 4.15       07/03/00       2,900,000
    2,500   Irvine Ranch Water District, 1986 Capital Improvement COPs ................... 3.50       07/03/00       2,500,000
    9,330   Los Angeles, Multi-Family 1985 Ser K ......................................... 4.40       07/10/00       9,330,000
    4,990   Los Angeles County Metropolitan Transportation Authority, Prop C Sales
              Tax Refg Ser 1993-A (MBIA)** ............................................... 4.25       07/10/00       4,990,000
   10,000   Los Angeles Department of Water & Power, Electric Plant Second Issue of
              2000 Ser A ................................................................. 4.25       07/10/00      10,000,000
    6,000   Metropolitan Water District of Southern California, Water 1998 Ser C ......... 4.15       07/10/00       6,000,000
    5,500   Monterey County Financing Authority, 1995 Ser A .............................. 4.30       07/10/00       5,500,000
    9,500   Newport Beach, Hoag Memorial Hospital Presbyterian Ser 1992 &
              1996 Ser B ................................................................. 4.25       07/03/00       9,500,000
    9,600   Oakland-Alameda County Coliseum Authority, Oakland Coliseum
              2000 Refg Ser C-2 .......................................................... 4.30       07/10/00       9,600,000
    5,000   Oakland Joint Powers Financing Authority, 1998 Ser A-2 (FSA) ................. 4.25       07/10/00       5,000,000
    6,000   Rancho California Water District Financing Authority, Ser of 1998A (FGIC)      4.25       07/10/00       6,000,000
    7,900   Sacramento County, Administration Center & Courthouse 1990 COPs .............. 4.35       07/10/00       7,900,000
    9,000   Southern California Public Power Authority, Transmission 1991 Sub Refg
              Ser (AMBAC) ................................................................ 4.30       07/10/00       9,000,000
    5,000   Stanislaus Waste-to-Energy Financing Agency, Ogden Martin Systems Inc.
              Ser 2000 (MBIA) ............................................................ 4.35       07/10/00       5,000,000
   10,000   West Basin Municipal Water District, Ser 1997B COPs .......................... 4.25       07/10/00      10,000,000

                       See Notes to Financial Statements

Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
Portfolio of Investments June 30, 2000 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                            COUPON       DEMAND
 THOUSANDS                                                                             RATE+        DATE*          VALUE
----------------------------------------------------------------------------------------------------------------------------
              PUERTO RICO
 $  8,500     Puerto Rico Highway & Transportation Authority, Transportation 1998
                Ser A (AMBAC) ...................................................   4.25%        07/10/00      $  8,500,000
                                                                                                               ------------

              TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM VARIABLE RATE MUNICIPAL OBLIGATIONS
              (Cost $192,125,857) .......................................................................       192,125,857
                                                                                                               ------------


                                                                                                    YIELD TO
                                                                                                    MATURITY
                                                                            COUPON     MATURITY    ON DATE OF
                                                                             RATE        DATE       PURCHASE
                                                                          ----------  ----------  -----------
             CALIFORNIA TAX-EXEMPT COMMERCIAL PAPER (25.0%) .............
   4,000     California Pollution Control Financing Authority,
               Southern California Edison Co Ser 1985 A .................   4.10 %      07/19/00    4.10%         4,000,000
   3,500     East Bay Municipal Utility District, Water .................   3.25        07/27/00    3.25          3,500,000
   7,000     Los Angeles, Wastewater Ser 1997 ...........................   3.30        07/13/00    3.30          7,000,000
             Los Angeles County Metropolitan Transportation Authority,
   5,000       Sales Tax Ser A ..........................................   4.20        08/09/00    4.20          5,000,000
   5,000       Sales Tax Ser A ..........................................   3.85        09/07/00    3.85          5,000,000
             San Diego,
   5,000       San Diego Gas & Electric Co 1995 Ser B ...................   4.20        08/10/00    4.20          5,000,000
   2,500       San Diego Gas & Electric Co 1995 Ser B ...................   3.80        09/12/00    3.80          2,500,000
   4,000       San Diego Gas & Electric Co 1995 Ser B ...................   3.95        10/16/00    3.95          4,000,000
             San Diego County Regional Transportation Commission,
   6,300       Ser A ....................................................   3.30        07/11/00    3.30          6,300,000
   6,300       Ser A ....................................................   3.35        08/10/00    3.35          6,300,000
             San Diego County Water Authority,
   4,700       Ser # 1 ..................................................   3.95        08/14/00    3.95          4,700,000
   6,000       Ser # 1 ..................................................   3.80        09/12/00    3.80          6,000,000
   5,000     University of California Regents, Ser A ....................   3.20        07/20/00    3.20          5,000,000

             PUERTO RICO
   4,000     Puerto Rico Government Development Bank, Ser 1996 ..........   3.35        08/17/00    3.35          4,000,000
                                                                                                                  ---------
             TOTAL CALIFORNIA TAX-EXEMPT COMMERCIAL PAPER
             (Cost $68,300,000) .............................................................................    68,300,000
                                                                                                                 ----------
             CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL NOTES (8.4%)
   3,000     Alameda County, Ser 1999-2000 TRANs, dtd 07/08/99 ..........   4.00        07/07/00    3.32          3,000,324
             California School Cash Reserve Program Authority,
  10,000       1999 Pool Ser A (AMBAC), dtd 07/02/99 ....................   4.00        07/03/00    3.10         10,000,477
  10,000       2000 Pool Ser A (AMBAC), dtd 07/03/00 (WI) ...............   5.25        07/03/01    4.27         10,093,900
                                                                                                                 ----------
             TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL NOTES
             (Cost $23,094,701) .............................................................................    23,094,701
                                                                                                                 ----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
Portfolio of Investments June 30, 2000 (unaudited) continued



                                                                    VALUE
--------------------------------------------------------------------------------

      TOTAL INVESTMENTS (Cost $283,520,558) (a)    103.7 %      $283,520,558

      LIABILITIES IN EXCESS OF OTHER ASSETS ..      (3.7)        (10,139,964)
                                                   -----        ------------

      NET ASSETS .............................     100.0 %      $273,380,594
                                                   =====        ============

---------------
COPs      Certificates of Participation.
TRANs     Tax Revenue Anticipation Notes.
 WI       Security purchased on a "when-issued" basis.
  +       Rate shown is rate in effect at June 30, 2000.
  *       Date on which the principal amount can be recovered through demand.
 ** All or a portion of these securities are segregated in connection with the purchase of a "when-issued" security.
 (a)      Cost is the same for federal income tax purposes.

Bond Insurance:
---------------
AMBAC     AMBAC Assurance Corporation.
FGIC      Financial Guaranty Insurance Company.
FSA       Financial Security Assurance Inc.
MBIA      Municipal Bond Investors Assurance Corporation.


                       See Notes to Financial Statements

Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (unaudited)


ASSETS:

Investments in securities, at value
  (cost $283,520,558) ....................................    $283,520,558
Cash .....................................................         590,441
Interest receivable ......................................       1,816,784
Prepaid expenses and other assets ........................          12,451
                                                              ------------
  TOTAL ASSETS ...........................................     285,940,234
                                                              ------------
LIABILITIES:
Payable for:
   Investments purchased .................................      10,093,900
   Shares of beneficial interest repurchased .............       2,227,398
   Investment management fee .............................         115,267
   Plan of distribution fee ..............................          23,053
Accrued expenses .........................................         100,022
                                                              ------------
   TOTAL LIABILITIES .....................................      12,559,640
                                                              ------------
NET ASSETS ...............................................    $273,380,594
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital ..........................................    $273,387,543
Accumulated undistributed net investment income ..........              97
Accumulated net realized loss ............................          (7,046)
                                                              ------------
   NET ASSETS ............................................    $273,380,594
                                                              ============
NET ASSET VALUE PER SHARE,
  273,387,543 shares outstanding
  (unlimited shares authorized of $.01 par value).........           $1.00
                                                                     =====


                       See Notes to Financial Statements

Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
Financial Statements, continued


STATEMENT OF OPERATIONS
For the six months ended June 30, 2000 (unaudited)



NET INVESTMENT INCOME:

INTEREST INCOME ...............................................    $4,635,471
                                                                   ----------

EXPENSES
Investment management fee .....................................       695,237
Plan of distribution fee ......................................       137,888
Transfer agent fees and expenses ..............................        69,030
Professional fees .............................................        31,974
Shareholder reports and notices ...............................        31,343
Trustees' fees and expenses ...................................         9,277
Custodian fees ................................................         7,267
Other .........................................................         3,102
                                                                   ----------
   TOTAL EXPENSES .............................................       985,118

Less: expense offset ..........................................        (7,257)
                                                                   ----------
   NET EXPENSES ...............................................       977,861
                                                                   ----------
   NET INVESTMENT INCOME ......................................     3,657,610

   NET REALIZED LOSS ..........................................        (7,046)
                                                                   ----------

NET INCREASE ..................................................    $3,650,564
                                                                   ==========


                       See Notes to Financial Statements

Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
Financial Statements, continued



STATEMENT OF CHANGES IN NET ASSETS


                                                                   FOR THE SIX        FOR THE YEAR
                                                                   MONTHS ENDED           ENDED
                                                                  JUNE 30, 2000     DECEMBER 31, 1999
                                                                 ---------------   ------------------
                                                                   (unaudited)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income ........................................    $  3,657,610        $  6,141,124
Net realized loss ............................................          (7,046)              -
                                                                  ------------        ------------
   NET INCREASE ..............................................       3,650,564           6,141,124

Dividends to shareholders from net investment income .........      (3,657,558)         (6,141,182)
Net decrease from transactions in shares of beneficial
  interest ...................................................      (8,153,009)         (1,841,695)
                                                                  ------------        ------------
   NET DECREASE ..............................................      (8,160,003)         (1,841,753)

NET ASSETS:
Beginning of period ..........................................     281,540,597         283,382,350
                                                                  ------------        ------------
   END OF PERIOD
   (Including undistributed net investment income of
   $97 and $45, respectively) ................................    $273,380,594        $281,540,597
                                                                  ============        ============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
Notes to Financial Statements June 30, 2000 (unaudited)


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter California Tax-Free Daily Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of daily income which is exempt from federal and California income tax, consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on April 25, 1988 and commenced operations on July 22, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued at amortized cost, which approximates market value.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to shareholders as of the close of each business day.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the

Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
Notes to Financial Statements June 30, 2000 (unaudited) continued


portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of the daily net assets exceeding $3 billion.

3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended June 30, 2000, the distribution fee was accrued at the annual rate of 0.10%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended June 30, 2000 aggregated $314,948,900 and $311,470,650, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At June 30, 2000, the Fund had transfer agent fees and expenses payable of approximately $1,500.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended June 30, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,970. At June 30, 2000, the Fund had an accrued pension liability of $51,839 which is included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
Notes to Financial Statements June 30, 2000 (unaudited) continued


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:


                                                        FOR THE SIX       FOR THE YEAR
                                                        MONTHS ENDED          ENDED
                                                       JUNE 30, 2000    DECEMBER 31, 1999
                                                     ----------------- ------------------
                                                       (unaudited)
Shares sold ........................................     288,012,090       466,839,199
Shares issued in reinvestment of dividends .........       3,657,558         6,141,182
                                                         -----------       -----------
                                                         291,669,648       472,980,381

Shares repurchased .................................    (299,822,657)     (474,822,076)
                                                        ------------      ------------
Net decrease in shares outstanding .................      (8,153,009)       (1,841,695)
                                                        ============      ============

Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
Financial Highlights


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                   FOR THE SIX                  FOR THE YEAR ENDED DECEMBER 31,
                                                  MONTHS ENDED    ------------------------------------------------------------------
                                                  JUNE 30, 2000      1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------------
                                                  (unaudited)
SELECTED PER SHARE DATA:
Net asset value, beginning of period .........       $ 1.00          $ 1.00       $ 1.00       $ 1.00       $ 1.00      $ 1.00
                                                     ------          ------       ------       ------       ------      ------
Net income from investments operations .......        0.013           0.023        0.025        0.028        0.026       0.030
Less dividends from net investment income ....       (0.013)         (0.023)      (0.025)      (0.028)      (0.026)     (0.030)
                                                     ------          ------       ------       ------       ------      ------
Net asset value, end of period ...............       $ 1.00          $ 1.00       $ 1.00       $ 1.00       $ 1.00      $ 1.00
                                                     ======          ======       ======       ======       ======      ======
TOTAL RETURN .................................         1.32%(1)        2.28%        2.54%        2.83%        2.68%       3.04%

RATIOS TO AVERAGE NET ASSETS:
Expenses .....................................         0.71%(2)(3)     0.72%(3)     0.70%(3)     0.72%(3)     0.72%(3)    0.75%(3)
Net investment income ........................         2.62%(2)        2.25%        2.50%        2.79%        2.63%       3.00%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ......     $273,381        $281,541     $283,382     $287,001     $259,590    $254,376



-------------
(1)   Not annualized.
(2)   Annualized.
(3)   Does not reflect the effect of expense offset of 0.01%.


                       See Notes to Financial Statements

Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
Change in Independent Accountants


On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Katherine H. Stromberg
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.


MORGAN STANLEY
DEAN WITTER
CALIFORNIA
TAX-FREE DAILY
INCOME TRUST


[GRAPHIC OMITTED]


SEMIANNUAL REPORT
June 30, 2000